UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 29, 2008

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K DATED JANUARY 29, 2008
EX-99.1: PRESS RELEASE
EX-99.2: SUPPLEMENTARY INVESTOR INFORMATION
EX-99.3: REPORT ON TAX-EXEMPT FIXED MATURITIES AND MORTGAGE-BACKED FIXED MATURITIES
EX-99.4: 2007 UPDATE ON ASBESTOS RESERVES

Item 2.02 Results of Operations and Financial Condition.
The following information, including the text of the exhibits attached hereto, is furnished pursuant to this Item 2.02 of Form 8-K. On January 29, 2008, The Chubb Corporation (Chubb) issued a press release announcing its results for the quarter and year ended December 31, 2007. On January 29, 2008, Chubb also posted on its web site at www.chubb.com the Supplementary Investor Information Report (SIIR) relating to its 2007 fourth quarter and year-end results, The Chubb Corporation Report on Tax-Exempt Fixed Maturities and Mortgage-Backed Fixed Maturities at December 31, 2007 (Portfolio Report) and The Chubb Corporation 2007 Update on Asbestos Reserves (Asbestos Report). Copies of the press release, the SIIR, the Portfolio Report and the Asbestos Report, all of which are incorporated by reference into this Item 2.02 as if fully set forth herein, are furnished as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Form 8-K. In its press release, the SIIR, the Portfolio Report, the Asbestos Report and the conference call to discuss its 2007 fourth quarter and year-end results, scheduled to be webcast at 5:00 P.M. on January 29, 2008, Chubb presents, and will present, its results of operations in the manner that it believes is most meaningful to investors, which includes certain measures that are not prepared in accordance with accounting principles generally accepted in the United States.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release dated January 29, 2008 (furnished pursuant to Item 2.02 of Form 8-K)
99.2	Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)
99.3	The Chubb Corporation Report on Tax-Exempt Fixed Maturities and Mortgage-Backed Fixed Maturities at December 31, 2007 (furnished pursuant to Item 2.02 of Form 8-K)
99.4	The Chubb Corporation 2007 Update on Asbestos Reserves (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: January 29, 2008	By:	/s/ Henry B. Schram
		Name:	Henry B. Schram
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED JANUARY 29, 2008

Exhibit No.	Description

99.1	Press release dated January 29, 2008 (furnished pursuant to Item 2.02 of Form 8-K)
99.2	Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)
99.3	The Chubb Corporation Report on Tax-Exempt Fixed Maturities and Mortgage-Backed Fixed Maturities at December 31, 2007 (furnished pursuant to Item 2.02 of Form 8-K)
99.4	The Chubb Corporation 2007 Update on Asbestos Reserves (furnished pursuant to Item 2.02 of Form 8-K)